U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of report:  July 12, 1996

CHIEF CONSOLIDATED MINING COMPANY
(Exact Name of Small Business Issuer as Specified in its Charter)

Arizona							87-0122295
(State or Other Jurisdiction of Incorporation)		(I.R.S. Employer ID #)

Commission File Number 1-1761


866 Second Avenue, New York, New York 10017
(Address of Principal Executive Offices)


212-688-8130
(Issuer's Telephone Number, Including Area Code)























ITEM 5.  OTHER EVENTS

On June 21, 1996, the shareholders of South Standard Mining Company, a Utah Corporation ("South Standard") approved the merger ("the merger") of South Standard with and into Chief Gold Mines, Inc., a Delaware corporation ("Chief Gold Mines"), with Chief Gold Mines being the surviving corporation. Chief Gold Mines is a wholly owned subsidiary of registrant. The merger became effective on June 28, 1996 upon the filing of a Certificate of Merger and Articles of Merger, respectively, in the states of Delaware and Utah.

The merger was consummated pursuant to the terms of an Agreement and Plan of Merger dated as of September 20, 1995 (the "Merger Agreement"). Under the terms of the Merger Agreement, the assets and liabilities of South Standard became the assets and liabilities of Chief Gold Mines upon the effective date of the merger, June 28, 1996, and the 1,241,717 shares of common stock of South Standard outstanding were converted into 372,515 shares of registrant's $.50 par value common stock (less the number of shares attributable to cash paid in lieu of fractional shares).

Registrant hereby incorporates by reference registrant's Amended Form S-4 (No. 1) Registration Statement under the Securities Act of 1933 (the "Registration Statement") filed with the Securities and Exchange Commission, and which Registration Statement became effective on May 8, 1996. The Registration Statement includes registrant's Prospectus for the aforesaid 372,515 shares of registrant to be issued upon the merger and the Proxy Statement for the South Standard shareholders meeting that was held on June 21, 1996, as above stated.


















SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




				CHIEF CONSOLIDATED MINING COMPANY
						(Registrant)





				Date:  July 12, 1996  By:/s/LEONARD WEITZ
							(Signature & Title)
							Leonard Weitz
							Chairman of the Board of Directors
 							Chief Executive Officer




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